Exhibit 10.1

AMENDMENT LETTER

To: Global Loan Agency Services Limited as Agent under the RCF Agreement (as defined below) (the “Agent”)

From: Soho House Bond Limited (the “Company”) and the other Obligors under the RCF Agreement

10 November 2022

Dear all,

Revolving facility agreement originally dated 5 December 2019 and made between, amongst others, Soho House & Co Limited as Parent, Soho House Bond Limited as the Company, HSBC UK Bank PLC as Arranger, Global Loan Agency Services Limited as Agent and GLAS Trust Corporation Limited as Collateral Agent (as amended and/or amended and restated from time to time, the “RCF Agreement”)

Reference is made to the RCF Agreement. Terms defined in the RCF Agreement shall have the same meaning when used in this letter.

1.
RCF Agreement Amendment AND CONSENT
i.
We request, and the Agent (acting on the instructions of all the Lenders) agrees, with effect from the time at which the Agent countersigns this letter (acting on the instructions of all the Lenders) (the “Effective Time”), to make the amendments set out in Schedule 1 (the Amendments) to this letter to the RCF Agreement (together, the “Amendments”).
ii.
In consideration for the Lenders agreeing to the Amendments, we agree to pay to the Agent for the account of the Lenders in equal parts between them a consent fee of GBP £562,500 (the “Consent Fee”). The Consent Fee shall be due and payable on the date falling 5 Business Days after the Effective Time.
2.
RePRESENTATIONS and WARRANTIES

Each Obligor, by its signature hereto, hereby makes the Repeating Representations on the Effective Time by reference to the facts and circumstances then existing on such date.

3.
SECURITY AND GUARANTEE CONFIRMATION
i.
Each Obligor confirms that, with effect from the Effective Time, the guarantees and indemnities set out in Clause 21 (Guarantee and Indemnity) of the RCF Agreement shall:
1.
continue to apply in full force and effect in respect of its obligations under the Finance Documents (as amended, restated and/or supplemented by this letter and notwithstanding any amended, additional or more onerous obligations); and
2.
extend to all of its new obligations under the Finance Documents arising from the Amendments, subject only to the limitations set out in Clauses 21.11 (Other Limitations) to 21.15 (Guarantee Limitation - Germany) of the RCF Agreement (the “Guarantee Limitations”) and notwithstanding any amended, additional or more onerous obligations.
ii.
Each Obligor confirms that, from the Effective Time, subject to the Guarantee Limitations:
1.
its liabilities and obligations arising under the RCF Agreement and the other Finance Documents as amended, restated and/or supplemented by this letter already are included in the “Secured Obligations” as defined in the Intercreditor Agreement;
2.
any Security created by it under the Transaction Security Documents continues to secure and extends to its liabilities and obligations under the Finance Documents (including the RCF Agreement as amended, restated and/or supplemented by this letter and notwithstanding any amended, additional or more onerous obligations); and
3.
the Security created under each Transaction Security Document to which it is a party continues in full force and effect under the terms of the relevant Transaction Security Document and notwithstanding any amended, additional or more onerous obligations.
iii.
Each of the parties to this letter confirms that the Amendments pursuant to this letter shall not constitute a novation of the RCF Agreement.
4.
Reservation of Rights

The Amendments contemplated in this letter are given strictly on the basis of the terms of this letter and without prejudice to the rights of the Finance Parties. Save as expressly set out in this letter, nothing in this letter shall constitute, be construed or be deemed to constitute a waiver or compromise of any other term or condition of the Finance Documents or any of the Finance Parties’ rights in relation to them which, for the avoidance of doubt, shall continue to apply in full force and effect.

5.
COSTS AND EXPENSES

Any costs and expenses incurred by the Finance Parties in connection with this letter and the Amendments shall be paid in accordance with clause 20 (Costs and Expenses) of the RCF Agreement.

6.
Miscellaneous
i.
This letter is designated as a Finance Document under the RCF Agreement. With effect from the Effective Time, this letter and the RCF Agreement shall be read and construed as one document.
ii.
If, at any time, any provision of this letter is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.
iii.
This letter may be executed in any number of counterparts and all those counterparts taken together shall be deemed to constitute one and the same letter. Delivery of a counterpart of this letter by e-mail attachment or telecopy shall be an effective mode of delivery.
7.
Governing Law

This letter and any non-contractual obligations arising out of or in relation to it shall be governed by and construed in accordance with English law, and the Company and each other Obligor submits to the jurisdiction of the English courts on the terms set out in Clause 45 (Enforcement) of the RCF Agreement.

1.
1.
the amendments
i.
That the definition of “Termination Date” in Clause 1.1 (Definitions) be amended as follows:

““Termination Date” means:(a) in relation to the Original Revolving Facility and the 2020 Additional Facility, 25 July 2026; and(b) in relation to any Additional Facility (excluding, for this purpose, the 2020 Additional Facility), the date specified in the applicable Additional Facility Notice.”;

ii.
That the table in paragraph (b) of the definition of “Margin” in Clause 1.1 (Definitions) of the RCF Agreement be deleted and replaced with the following:

Total Net Leverage Ratio	Margin % p.a.
Greater than or equal to 4.50:1	3.25%
Less than 4.50:1 but greater than or equal to 4.00:1	3.00%
Less than 4.00:1 but greater than or equal to 3.50:1	2.75%
Less than 3.50:1 but greater than or equal to 3.00:1	2.50%
Less than 3.00:1 but greater than or equal to 2.50:1	2.25%
Less than 2.50:1 but greater than or equal to 2.00:1	2.00%
Less than 2.00:1 but greater than or equal to 1.50:1	1.75%
Less than 1.50:1	1.50%
iii.
That paragraph (b) of Clause 23.2 (Provisions and contents of Compliance Certificate) be amended as follows:
2.
The Compliance Certificate shall, amongst other things:
a.
set out Consolidated EBITDA for the Relevant Period, the Asset Cover Value as at the relevant Test Date and whether paragraph (a) of Clause 24.2 (Financial condition) has been complied with for the Relevant Period;
b.
set out Consolidated Net Indebtedness as at the relevant Test Date and the Total Net Leverage Ratio for the Relevant Period, and confirm the Margin as set out in the definition of “Margin”;

c.
solely for information purposes, provide reasonable details with respect to any Pro Forma Adjustments (and their current status of realisation) made by the Company during (or currently outstanding during) the Relevant Period; and
d.
confirm whether or not as at the Test Date on the last day of the Relevant Period the Test Condition was met and if such Test Condition was met, whether or not the Company was in compliance with the Leverage Covenant for the Relevant Period and setting out (in reasonable detail) computations as to compliance with the Leverage Covenant; and
e.
in the case of an Annual Compliance Certificate, identify which members of the Restricted Group are Material Companies and confirm compliance with Clause 25.13 (Guarantors).”
iv.
That paragraph (b) of Clause 23.3 (Requirements as to financial statements) be deleted.
v.
That paragraph (a)(ii) of Clause 24.2 (Financial Condition) be amended as follows:

“as at such Test Date on or following 31 March 2021, the Total Commitmentsdo not exceed 50% of the Asset Cover Value.”; and

vi.
That the following definitions be included in alphabetical order in Clause 24.1 (Financial definitions):

“Test Condition” means, at 5.00 p.m. on any Test Date:

(a) the aggregate outstanding amount (without double-counting) of all Loans under the Facilities; plus

(b) the aggregate amount of all Ancillary Outstandings which are for cash borrowings (without double-counting and excluding, for the avoidance of doubt, any non-cash Ancillary Outstandings);less

(c) the aggregate amount of cash and Cash Equivalents held by the Company and its Restricted Subsidiaries as at such date (provided that such amounts are available to be applied in repayment or prepayment of the Facilities), together exceed 40% of the Total Commitments as at such Test Date.

1.
“Testing Period” means each period of four (4) consecutive Financial Quarters ending on a Test Date.
vii.
That paragraph (b) of Clause 24.2 (Financial Condition) be deleted and replaced as follows:

“(b) The Company shall ensure that, as at each Test Date starting from (and including) or following 31 March 2023, the Total Net Leverage Ratio in respect of the Relevant Period ending on such Test Date shall not be more than 4.50:1 provided that, notwithstanding anything to the contrary in the Finance Documents, no financial ratio test contemplated by this paragraph (b) shall be required to be satisfied for any purpose unless the Test Condition is met on such Test Date (the “Leverage Covenant”).”

viii.
That paragraph (a) of Clause 26.2 (Financial covenant and Compliance Certificate) be amended as follows:

(a) “Any requirement of paragraph (a) of Clause 24.2 (Financial condition) is not satisfied.”

ix.
That the following additional paragraphs (e) to (f) be added to Clause 26.2 (Financial covenant and Compliance Certificate):
v.
“The Company delivers a Compliance Certificate which evidences a failure to comply with its obligations under the Leverage Covenant set out in paragraph (b) of Clause 24.2 (Financial condition) (subject to the terms of that paragraph), fifteen (15) Business Days have elapsed following the date of delivery of such Compliance Certificate (or the date such Compliance Certificate should have been delivered) (the “Cure Deadline”), and such non-compliance has not been cured pursuant to the provisions of paragraph (f) below.
vi.
The Company may cure a breach of the Leverage Covenant (an “Equity Cure”) in respect of the relevant Testing Period (the “Applicable Period”) at any time following the end of the relevant Testing Period if the Group has received one or more Cure Amounts following the end of the relevant Testing Period and the Cure Amounts so received have actually been applied towards the repayment or prepayment of the Loans prior to the Cure Deadline, such that the Leverage Covenant is no longer breached (and the Leverage Covenant shall then be deemed not to have been breached on the applicable Test Date), provided that:

a.
the Company shall not be entitled to exercise Equity Cures on more than three occasions over the life of the Facilities in aggregate;
b.
the Company shall not be entitled to exercise Equity Cures in consecutive Financial Quarters;
c.
there shall be Cure Amount exceeding the amount necessary to cure the relevant failure to comply with the Leverage Covenant;
d.
any Cure Amount shall not count towards any other calculation, permission or usage under or in respect of the Finance Documents (including when calculating the applicable Margin);
e.
in relation to any Equity Cure effected:

i.
on or prior to the delivery of the relevant Compliance Certificate for the Applicable Period, the Compliance Certificate for that Applicable Period shall set out the revised Leverage Covenant for the Applicable Period by giving effect to the adjustments to Consolidated Net Indebtedness under this paragraph (f); and
ii.
following the delivery of the relevant Compliance Certificate for the Applicable Period, the Company shall deliver to the Agent a revised Compliance Certificate which shall set out the revised Leverage Covenant for the Applicable Period.
x.
That, notwithstanding anything to the contrary in the RCF Agreement, USD shall not constitute an Optional Currency under any Facility unless and until the Company and the Agent (acting on the instructions of Majority Lenders under the relevant Facilities under which USD is to be an Optional Currency (acting reasonably)) have agreed a Compounded Rate Supplement in relation to USD.
xi.
That paragraph 2(d) of Schedule 8 (Form of Compliance Certificate) be deleted and replaced as follows:

“the Test Condition [was/was not] met[ and the Total Net Leverage Ratio for the Testing Period ending on such Test Date was [ ˜ ], and therefore the Leverage Covenant [has/has not] been complied with].”

[1] [Applicable only if Test Condition met.]

COMPANY

/s/ Andrew Carnie

……………………………………………

SOHO HOUSE BOND LIMITED

OBLIGORS

…………………………………………

SOHO HOUSE & CO LIMITED

/s/ Andrew Carnie

……………………………………………

SOHO HOUSE BOND LIMITED

/s/ Andrew Carnie

……………………………………………

BN MIDCO LIMITED

/s/ Andrew Carnie

……………………………………………

BN ACQUIRECO LIMITED

/s/ Andrew Carnie

……………………………………………

ABERTARFF LIMITED

/s/ Andrew Carnie

……………………………………………

SHG ACQUISITION (UK) LIMITED

/s/ Andrew Carnie

……………………………………………

SOHO HOUSE LIMITED

/s/ Andrew Carnie

……………………………………………

SOHO HOUSE UK LIMITED

/s/ Andrew Carnie

……………………………………………

COWSHED PRODUCTS LIMITED

/s/ Andrew Carnie

……………………………………………

SOHO HOUSE PROPERTIES LIMITED

/s/ Andrew Carnie

……………………………………………

SOHO HOME LIMITED

/s/ Andrew Carnie

……………………………………………

SOHO HOUSE U.S. CORP.

/s/ Andrew Carnie

……………………………………………

US ACQUIRECO, INC.

/s/ Andrew Carnie

……………………………………………

SOHO HOUSE NEW YORK LLC

/s/ Andrew Carnie

……………………………………………

SOHO HOUSE WEST HOLLYWOOD LLC

/s/ Andrew Carnie

…………………………………………

SOHO HOUSE, LLC

/s/ Andrew Carnie

……………………………………………

SOHO HOUSE CHICAGO LLC

/s/ Andrew Carnie

……………………………………………

LITTLE BEACH HOUSE MALIBU, LLC

/s/ Andrew Carnie

…………………………………………

SOHO-DUMBO, LLC

/s/ Andrew Carnie

……………………………………………

SOHO-LUDLOW TENANT, LLC

/s/ Andrew Carnie

……………………………………………

SOHO-CECCONI’S (WATER STREET), LLC

/s/ Andrew Carnie

……………………………………………

SOHO HOUSE CWH, LLC

/s/ Andrew Carnie

……………………………………………

SOHO HOUSE AUSTIN, LLC

/s/ Andrew Carnie

……………………………………………

SOHO HOUSE BERLIN GMBH

/s/ Andrew Carnie

Accepted and agreed by

/s/ Lee Morrell

……………………………………………

GLOBAL LOAN AGENCY SERVICES LIMITED

as Agent under the RCF Agreement (acting on behalf of all the Lenders under the RCF Agreement)